Exhibit 10.5

Business Operation Agreement

Among

Shenzhen Fangdd Information Technology Co., Ltd.,

Shenzhen Fangdd Network Technology Co., Ltd.,

Jingjing Huang,

Wentao Bai,

Wei Zhang

and

Yi Duan, Jiancheng Li, Xi Zeng, Jiaorong Pan, Li Zhou and Lu Ying

June 2017

Business Operation Agreement

This Business Operation Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of June 8, 2017 by and among:

Party A:

Shenzhen Fangdd Information Technology Co., Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

Party B:

Shenzhen Fangdd Network Technology Co., Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

Party C:	Jingjing Huang, holding its ID card No. ***********, and having its domicile at ******** Shanghai;

Party D:	Wentao Bai, holding its ID card No. ***********, and having its domicile at ******** Beijing;

Party E:	Wei Zhang, holding its ID card No. ***********, and having its domicile at ******** Shenzhen, Guangdong Province;

Party F:	Yi Duan, holding its ID card No. ***********, a founder of the company, having its domicile at ******** Suzhou City, Jiangsu Province;

Jiancheng Li, holding its ID card No. ***********, a founder of the company, having its domicile at ******** Shenzhen, Guangdong Province;

Xi Zeng, holding its ID card No. ***********, a founder of the company, having its domicile at ******** Suzhou City, Jiangsu Province;

Jiaorong Pan, holding its ID card No. ***********, a founder of the company, having its domicile at ******** Shanghai;

Li Zhou, a Chinese citizen, holding its ID card No. ***********, a founder of the company, having its domicile at ******** Shanghai;

Lu Ying, holding its ID card No. ***********, and having its domicile at ******* Shenzhen, Guangdong Province.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties”.

Whereas:

1.

Party A, a foreign-funded enterprise established in accordance with the laws of the PRC, has the technical expertise and practical experience in computer software development and design and has rich experience and professional personnel in information technology and services;

2.

Party B is a limited liability company established in accordance with the laws of the PRC, and its business scope and main business cover “technology development, technical consultation, technical service and technology transfer in the field of network technology and information technology, computer software and hardware development and sales, advertising business, marketing planning, business information consultation, real estate brokerage, investment consultation, computer network product technology development and domestic trade (excluding those prohibited by the laws, administrative regulations and decisions of the State Council, and items restricted thereby can be operated only after obtaining the permission)” (“Main Business”);

3.

Party C, Party D, Party E and Party F are all Chinese citizens and shareholders of Party B. Party C, Party D and Party E hold 8%, 2% and 9% of the equity interests of Party B respectively; Yi Duan, Jiancheng Li, Xi Zeng, Jiaorong Pan, Li Zhou and Lu Ying hold 31.95%, 19.75%, 16.87%, 2.66%, 8.87% and 0.90% of the equity interests of Party B respectively;

4.

Party A has established a business relationship with Party B by concluding the Technology Development and Application Service Agreement and the Operation and Maintenance Service Agreement (“Service Agreement”) under which Party B shall make various payments to Party A. Therefore, the day-to-day business activities of Party B will have a substantial impact on its ability to make the corresponding payments to Party A.

5.	The Parties are willing to further clarify the matters relating to the operation of Party B through the provisions of this Agreement.

NOW, THEREFORE, after friendly consultation, the Parties hereby agree as follows:

1.

In order to ensure the performance of the service agreements between Party A and Party B and the payment of the prices payable by Party B to Party A, Party B and its shareholders Party C, Party D, Party E and Party F hereby undertake to Party A that Party B shall not carry out any transaction which may materially affect its assets, obligations, rights or operation except with the prior written consent of Party A, including but not limited to:

1.1

incurring, inheriting, securing or permitting the existence of any debts other than (i) those arising in the normal or ordinary course of business rather than through borrowing; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

1.2

entering into any major contracts other than those that appear to have been entered into in the normal course of business (for the purposes of this paragraph, if a contract is valued at more than USD0.3 million (USD300,000.00), it shall be deemed to be a major contract);

1.3	selling any assets or rights to any third parties;

1.4	providing loans or any form of security to any third parties;

1.5	transferring its business agreements to any third parties.

2.	Party C, Party D, Party E and Party F as shareholders of Party B further undertake to Party A that:

2.1

they shall not, without the written consent of Party A, sell, assign, mortgage or otherwise dispose of or agree at a meeting of shareholders of Party B to dispose of in such manner as described above their legal or beneficial interest in any equity or permit the creation of any other security interest thereon other than those to Party A and/or its designated persons;

2.2

they shall not, without the written consent of Party A, adopt a resolution of the shareholders’ meeting causing Party B to merge or associate with any persons or to acquire or invest in any persons or be acquired by any persons other than Party A or its designated persons;

2.3

they shall not, without the written consent of Party A, have any acts and/or omissions which may have any material impact on Party B’s assets, business and responsibilities; they shall not, without the prior written consent of Party A, sell, assign, mortgage or otherwise dispose of their legal or beneficial interest in any of Party B’s assets, business or income at any time from the date of signing of this Agreement or permit the creation of any other security interest thereon;

2.4

they shall, in order to maintain their equity interests in Party B, sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.5	they shall not, without the written consent of Party A, require Party B to or agree at a meeting of shareholders to pay dividends or distribute profits to shareholders;

2.6

they shall not, without the written consent of Party A, supplement, change or modify Party B’s articles of association in any way, increase or reduce the registered capital of Party B or change the registered capital structure of Party B in any form;

2.7	they shall agree to sign the Power of Attorney as required by Party A on the date of signing of this Agreement and within the term of this Agreement;

2.8	they shall exercise their rights as shareholders of Party B only with the written special authorization of Party A and at the request of Party A.

3.

If any performance guarantee or liquidity loan guarantee is required in Party B’s business operation, Party B shall first seek Party A’s guarantee for it. In such a case, Party A shall have the right but no obligation to provide Party B with the appropriate guarantee based on its own judgment. If Party A decides not to provide such a guarantee, it shall promptly notify Party B in writing, and Party B may seek guarantee from any other third parties.

4.

Party A may require at any time Party B to transfer any intellectual property rights owned by Party B to Party A and/or its designated persons, and the transfer price shall be determined through consultation between Party A and Party B at that time.

5.	Party A may require at any time Party B to hand over its official seal, special financial seal and special contract seal to any personnel designated by Party A for custody and use as required.

6.

Upon termination or expiration of any agreement between Party A and Party B, Party A shall have the right but no obligation to terminate all agreements between Party A and Party B, including but not limited to service agreements.

7.

Party B, Yi Duan, Jiancheng Li and Xi Zeng shall be jointly and severally liable for any losses caused to Party A due to their failure to perform or properly perform their obligations under this Agreement other than Party B’s failure to perform or properly perform its obligations under this Agreement due to any reasons attributable to Party C, Party D and Party E.

8.

Party B shall not transfer its rights and obligations under this Agreement to any third parties except with the prior written consent of Party A. Party A may transfer its rights and obligations under this Agreement to any other third parties at such time as it requires without the consent of Party B. Party A shall only notify Party B in writing when such transfer takes place.

9.

Each Party shall bear any and all of the taxes and fees incurred by or levied on such Party due to the preparation and signing of this Agreement and the completion of the transactions contemplated hereunder under the laws of the PRC.

10.

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless: (a) such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public); (b) such information is required to be disclosed by the applicable law or the rules of the stock exchange; or (c) any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

11.

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter, fax or email to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Party A: Shenzhen Fangdd Information Technology Co., Ltd.

Contact: Jiancheng Li

Correspondence Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Tel: ***********

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Party B: Shenzhen Fangdd Network Technology Co., Ltd.

Contact: Jiancheng Li

Correspondence Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code:518000

Tel: ***********

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Party C: Jingjing Huang

Correspondence Address: *******, Chaoyang District, Beijing

Postal Code: 100020

Tel:

Fax: +861085076399

E-mail: emmyhuang@cdhfund.com

Party D: Wentao Bai

Correspondence Address: ******* Shenzhen

Postal Code: 518054

Tel: 0755-86331909

Fax: 0755-86331909

E-mail: wtbai@sharecapital.cn

Party E: Wei Zhang

Correspondence Address: ******* Shenzhen, Guangdong Province

Postal Code:518000

Tel: 0852-68587695

Fax:

E-mail: poppy.he@decentcapital.com

Party F: Yi Duan, Jiancheng Li, Xi Zeng, Jiaorong Pan, Li Zhou and Lu Ying

Contact: Jiancheng Li

Correspondence Address: ******* Shenzhen

Postal Code: 518000

Tel: ***********

Fax: 0755-26998968

E-mail: ljc@fangdd.com

12.	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

13.

In the event of any disputes among the Parties hereto in respect of the interpretation and performance of the provisions of this Agreement, the Parties shall resolve such disputes through consultation in good faith. If the Parties hereto are unable to reach an agreement within 60 days after the occurrence of such disputes, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on the Parties hereto. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

14.	This Agreement shall be signed by the Parties or their respective authorized representative as of the date first above written and shall enter into force at the same time.

15.

Once this Agreement enters into force, this Agreement shall constitute an entire agreement among the Parties hereto in respect of the subject matter hereof, and shall supersede all prior oral and written agreements and understandings among the Parties in relation to the subject matter hereof.

16.

Any amendments and supplements to this Agreement shall be made in writing. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

17.

All provisions of this Agreement may be separated and distinguished from each other. No invalidity, illegality or unenforceability of any provisions of this Agreement shall affect or impair the validity, legality or enforceability of any other provisions of this Agreement.

18.	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

19.

The term of this Agreement shall be ten (10) years unless terminated in advance in accordance with the relevant provisions of this Agreement or the relevant agreement otherwise concluded by the Parties. The term of this Agreement may be extended only after the written confirmation by Party A prior to the expiration of the term of this Agreement, and the extended term hereof shall be determined by Party A based on its independent judgment. In the event of the expiration of the operation period (including any extensions of the operation period) of Party A or Party B or the termination of Party A or Party B for any other reasons within the foregoing term hereof, this Agreement shall be terminated upon the termination of such party unless such party has transferred its rights and obligations under Article 7 hereof.

20.

This Agreement shall be terminated on the date of expiration hereof unless renewed according to the relevant provisions of this Agreement. Party B shall not terminate this Agreement in advance within the term of this Agreement. Notwithstanding the foregoing, Party A shall have the right to terminate this Agreement at any time by giving a written notice to Party B thirty (30) days in advance.

21.

The Parties hereto agree and acknowledge that “the written consent of Party A” referred to herein shall mean that the matters shall be approved by the Board of Directors of Party A and be notified to the other parties in the manner specified in Article 11 hereof.

22.	This Agreement is executed in twelve (12) copies, one (1) of which shall be held by each party hereto respectively, and each of which shall be equally authentic.

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IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Information Technology Co., Ltd. (Seal)

/s/ Shenzhen Fangdd Information Technology Co., Ltd.

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IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Network Technology Co., Ltd. (Seal)

/s/ Shenzhen Fangdd Network Technology Co., Ltd.

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IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Yi Duan

/s/ Yi Duan

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IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Wentao Bai

/s/ Wentao Bai

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IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Jiaorong Pan

/s/ Jiaorong Pan

(This page is intentionally left blank as the signature page of the Business Operation Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Shenzhen Fangdd Network Technology Co., Ltd., Jingjing Huang, Wentao Bai, Wei Zhang, Yi Duan, Jiancheng Li, Xi Zeng, Jiaorong Pan, Li Zhou and Lu Ying)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Li Zhou

/s/ Li Zhou

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IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Jiancheng Li

/s/ Jiancheng Li

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IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Lu Ying

/s/ Lu Ying

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IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Wei Zhang

/s/ Wei Zhang

(This page is intentionally left blank as the signature page of the Business Operation Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Shenzhen Fangdd Network Technology Co., Ltd., Jingjing Huang, Wentao Bai, Wei Zhang, Yi Duan, Jiancheng Li, Xi Zeng, Jiaorong Pan, Li Zhou and Lu Ying)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Jingjing Huang

/s/ Jingjing Huang

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IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Xi Zeng

/s/ Xi Zeng